SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: July 30, 2003

Express Scripts, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	0-20199	43-1420563

(State or other jurisdiction of corporation)	(Commission File No.)	(IRS Employer Identification No.)

13900 Riverport Drive, Maryland Heights, Missouri	63043

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(314) 770-1666

(Former name or former address, if changed since last report)

                    On July 23, 2003, Express Scripts, Inc. (the "Company") issued a press release concerning our first quarter 2003 financial performance. On July 24, 2003, the Company filed a Current Report on Form 8-K in which such press release was furnished under Item 9 and certain portions of such press release were filed under Item 5 and Item 7.

                    The purpose of this amended Current Report on Form 8-K/A is to also furnish the entire July 23, 2003 press release under Item 12. There are no other changes to the Form 8-K filed on July 24, 2003.

Item 5.      Other Events

                    On July 23, 2003, Express Scripts, Inc. (the "Company") issued a press release. Selected unaudited financial information included in such press release is attached hereto as Exhibit 99.1 and incorported herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

                   (c)   The following Exhibit is filed as part of this report on Form 8-K:

                            Exhibit 99.1     Selected unaudited financial information from the Company’s press release dated July 23, 2003.

Item 9.      Regulation FD Disclosure

                   The following information is furnished pursuant to Regulation FD.

                   The Company’s entire July 23, 2003 press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 12.      Results of Operations and Financial Conditions

                    The following information is furnished under Item 12 of this report on Form 8-K:

                   The Company’s entire July 23, 2003 press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS SCRIPTS, INC.

Date: July 30, 2003	By: /s/ Thomas M. Boudreau
Thomas M. Boudreau
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Financial Information, dated July 23, 2003
99.2	Press release, dated July 23, 2003